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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 18, 2003

KNOLOGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-32647 (Commission File Number)	58-2424258 (IRS Employer Identification No.)
1241 O. G. Skinner Drive, West Point, Georgia 31833 (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (706) 645-8553

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)
Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release dated July 18, 2003.

Item 9. Regulation FD Disclosure.

        On July 18, 2003, Knology, Inc. issued a press release announcing that it has entered into a definitive agreement to purchase certain assets from Verizon New Media Ventures Inc. The text of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOLOGY, INC.
Date: July 18, 2003	By:	/s/ CHAD S. WACHTER Chad S. Wachter Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Exhibit Description
99.1	Press Release dated July 18, 2003.

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES
Exhibit Index